SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 16, 2000

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.

                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


     Delaware                   033-99514           41-1810301
(State of Incorporation) (Commission File Number) (IRS Employer
                                                   Identification No.)



        600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                 (612) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.        Financial Statements and Exhibits

                Ex. 20a       Series 1997-1 May Certificateholders' Statement

                Ex. 20b       Series 1997-2 May Certificateholders' Statement

                Ex. 20c       Series 1998-2 May Securityholder's Statement

                Ex. 20d       Series 1998-3 April Securityholder's  Statement

                Ex. 20e       Series 1999-1 May Securityholder's Statement

                Ex. 20f       Series 1999-2 May Securityholder's Statement

                Ex. 20g       Series 1999-3 May Securityholders's Statement

                Ex. 20h       Series 2000-1 May Securityholder's Statement

                                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METRIS RECEIVABLES, INC.



                                        By /s/Ralph A. Than
                                          Ralph A. Than
                                          Senior Vice President, Treasurer




Dated:  June 16, 2000